SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): March 1, 2006


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3054600
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 8.01. OTHER EVENTS

Pursuant to a Resolution approved by the Management Committee of Technology Funding Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") at a special meeting held on February 15, 2006, the Independent General Partners unanimously approved a resolution directing the Managing General Partners to draft a Proxy Statement that would ask the Limited Partners to consider and vote upon a proposal to dissolve the Partnership prior to its scheduled termination date of December 31, 2006.

The IGPs also unanimously approved the following resolution:

Whereas the Managing General Partners under the direction of the Management Committee have been attempting to liquidate the Partnership's positions in various private equities;

Whereas the Partnership will terminate by operation of the Amended and Restated Limited Partnership Agreement no later than December 31, 2006, and the Management Committee has no intention of requesting an extension of time;

and Whereas, given the plan to liquidate assets, it may not be required to report more than one additional 10-Q beyond the December 31, 2005, 10-K;

Therefore, the Management Committee believes it is in the best interest of the Limited Partners to report in the footnotes a description of the costs associated with the liquidation of the Partnership.

Under the terms of Article 15 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), the Partnership shall be dissolved upon the occurrence of a sale or disposition of substantially all of the assets. The Partnership shall stand terminated upon the distribution of the proceeds of such a sale as provided in Article 15.02 of the Partnership Agreement and the cancellation of the certificate of limited partnership.

The Partnership incorporates by reference the documents listed below:

The Partnership's 2004 annual report on Form 10-K, filed on March 23, 2005, file number 814-00055. The Partnership's quarterly reports on Form 10-Q, for the periods ending March 31, 2005, June 30, 2005 and September 30, 2005, filed on filed on August 17, 2005, August 15, 2005 and November 14, 2005, respectively, file numbers 814-00055. The Partnership's Amended and Restated Limited Partnership Agreement filed on February 27, 2006, on Form 8-K.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  March 1, 2006          By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.